UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

POWERSHARES DB COMMODITY INDEX TRACKING FUND

(Exact Name of Registrant as Specified in its Charter)

Delaware	32-6042243
(State or Other Jurisdiction of Incorporation)	(IRS Employer ID Number)

c/o Invesco PowerShares LLC
3500 Lacey Road, Suite 700
Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

001-32726

(Commission File Number)

(630) 868-7179

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

As previously disclosed, on October 24, 2014, DB Commodity Services LLC (“DBCS”), DB U.S. Financial Markets Holding Corporation (“DBUSH”), and Invesco PowerShares Capital Management LLC (“Invesco”) entered into an Asset Purchase Agreement (the “Agreement”). DBCS is a wholly-owned subsidiary of DBUSH and was the managing owner of PowerShares DB Commodity Index Tracking Fund (the “Fund”). Pursuant to the Agreement, DBCS agreed to transfer and sell to Invesco all of DBCS’ interest in the Fund, including the sole and exclusive power to direct the business and affairs of the Fund, as well as certain other assets pertaining to the management of the Fund (the “Transaction”).

The Transaction was consummated on February 23, 2015, and upon consummation of the Transaction, Invesco became the managing owner, commodity pool operator, and commodity trading advisor of the Fund, in replacement of DBCS. Consequently, consummation of the Transaction constituted a change of control in respect of the Fund.

Upon consummation of the Transaction, Deutsche Bank Securities Inc. (“DBSI”) and Invesco entered into agreements pursuant to which DBSI will provide, or will arrange for third parties to provide, certain services for Invesco relating to certain commodities indices sponsored by DBSI or its affiliates.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Transaction, Invesco, Wilmington Trust Company, as trustee of the Fund, and the unitholders of the Fund (the “Shareholders”) entered into a Fifth Amended and Restated Declaration of Trust and Trust Agreement, dated as of February 23, 2015 (the “Revised Trust Agreement”).

The Revised Trust Agreement effected certain changes to the Fourth Amended and Restated Declaration of Trust and Trust Agreement of the Fund, dated as of November 12, 2012 (the “Prior Trust Agreement”), including the following:

•	The general liability of the managing owner has been eliminated;

•	The requirement that the managing owner obtain the approval of a majority of the Shareholders prior to appointing an affiliate as an additional managing owner has been eliminated;

•	The requirement that notice be given to, and approval obtained from, the Shareholders with respect to change of control transactions of the managing owner with non-affiliates has been eliminated;

•	The managing owner may now transfer its units to any person or appoint any person a managing owner without receiving Shareholder approval;

•	The standard description of the conduct of the managing owner as a fiduciary of the Fund has been changed to eliminate express duties of good faith and due diligence;

•	The exculpation of the managing owner now applies to any person, not solely to the Fund and the managing owner’s affiliates;

•	The exculpation of the managing owner does not apply to conduct constituting gross negligence (as opposed to negligence) or willful misconduct (as opposed to misconduct);

•	The Fund’s indemnity of the managing owner is changed to cover affiliates of the managing owner;

•	The good faith determination required with respect to an eligible indemnitee’s conduct must also be reasonable;

•	A potential indemnitee’s failure to meet the standard of conduct requiring good faith and reasonable belief now must be finally adjudicated;

•	The requirement of court disposition of claims and court approval with respect to indemnification for certain breaches of securities law has been eliminated;

•	The requirement that a court approve any advance of expenses to the managing owner incurred defending a legal action initiated by a Shareholder has been eliminated;

•	The requirement that items of loss and deduction in excess of the managing owner’s capital account balance otherwise allocable to the managing owner be allocated to the Shareholders has been eliminated;

•	The provision requiring legal opinions in connection with amendments of the Trust Agreement has been eliminated; and

•	Following dissolution of the Trust and liquidation and distribution of its assets, the make-up capital contribution no longer is required from the managing owner.

•	Negligence, misconduct and a breach of the Trust Agreement no longer disqualify an indemnitee from indemnification, but gross negligence and willful misconduct do;

•	The requirement of court disposition of claims and court approval with respect to indemnification for certain breaches of securities law has been eliminated;

•	The requirement that a court approve any advance of expenses to the managing owner incurred defending a legal action initiated by a Shareholder has been eliminated;

•	The requirement that items of loss and deduction in excess of the managing owner’s capital account balance otherwise allocable to the managing owner be allocated to the Shareholders has been eliminated;

•	The provision requiring legal opinions in connection with amendments of the Trust Agreement has been eliminated; and

•	Following dissolution of the Trust and liquidation and distribution of its assets, the make-up capital contribution no longer is required from the managing owner.

A copy of the Revised Trust Agreement is filed as Exhibit 4.1 hereto, and a copy of the Revised Trust Agreement marked to show changes from the Prior Trust Agreement was attached as Annex A to the Consent Solicitation Statement of the Fund, dated January 23, 2015, filed by the Fund as part of Schedule 14A, dated January 23, 2015, which Annex A is incorporated herein by this reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 23, 2015, the Fund submitted to its shareholders a Written Consent Solicitation seeking the consent of its shareholders to (i) approve the substitution of Invesco for DBCS as managing owner of the Fund, and (ii) approve and adopt the Revised Trust Agreement. The solicitation period expired on February 19, 2015, and both matters were approved for the Fund. The final results of the consent solicitation were as follows:

1.	The approval of the substitution of Invesco for DBCS as managing owner of the Fund:

Fund Name	Votes For	Votes Against	Abstentions
PowerShares DB Commodity Index Tracking Fund	213,115,253	684,787	0

2.	The approval and adoption of the Revised Trust Agreement:

Fund Name	Votes For	Votes Against	Abstentions
PowerShares DB Commodity Index Tracking Fund	145,462,059	68,337,981	0

Item 8.01. Other Events.

Invesco PowerShares Capital Management LLC Temporarily Suspends Ability of Authorized Participants to Purchase New Creation Baskets in the Fund.

Invesco PowerShares Capital Management LLC (“Invesco”), the managing owner and commodity pool operator of the Fund, has temporarily suspended the ability of Authorized Participants to purchase new Creation Baskets in the Fund while Invesco works quickly with the Securities and Exchange Commission to have declared effective a post-effective amendment to the Fund’s registration statement, as well as approval by the National Futures Association. The Fund will file another Form 8-K to announce the resumption of the offering of Creation Baskets, which Invesco expects will occur shortly. The ability of Authorized Participants to redeem Creation Baskets is not affected.

During the suspension, Invesco believes that Authorized Participants and other groups that make a market in shares of the Fund will continue to actively trade the shares. However, there may be increases in the spread they quote between offers to buy and sell shares to allow them to adjust to the potential uncertainty as to when they might be able to purchase additional Creation Baskets. In addition, there could be a significant variation between the market price at which shares are traded and the shares’ net asset value, which is also the price at which shares can be redeemed by Authorized Participants in Creation Baskets. The potential impact of either wider spreads between bid and offer prices, or reduced number of shares on which quotes may be available, could increase trading costs to investors. Invesco believes that any potential impact to the market in shares of the Fund will not extend beyond the time of the suspension.

Invesco is seeking to cause the suspension to be lifted as promptly as practicable.

Any forward-looking statements herein are based on expectations of Invesco at this time. Whether or not actual results and developments will conform to Invesco’s expectations and predictions, however, is subject to a number of risks and uncertainties, including the special considerations discussed in the Fund’s prospectus, general economic, market and business conditions, changes in laws or regulations or other actions made by governmental authorities or regulatory bodies, and other world economic and political developments. The Fund and Invesco undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Fifth Amended and Restated Declaration of Trust and Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Commodity Index Tracking Fund

By:	Invesco PowerShares LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

Date: February 24, 2015

POWERSHARES DB COMMODITY INDEX TRACKING FUND

FORM 8-K

INDEX TO EXHIBITS

Exhibits

Exhibit 4.1	Fifth Amended and Restated Declaration of Trust and Trust Agreement